UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          April 23, 2009
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is being filed to to amend and restate in its entirety the registrant's Form 8-K filed April 23, 2009 in order to correct certain errors in the prior filing.

ITEM 7.01. Regulation FD Disclosure

Amended summary information of the Company dated April 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: April 23, 2009	By:	/s/F. Samuel Eberts III
F. Samuel Eberts III, Chief Legal Officer and Secretary

8-K/A Filed April 23, 2009

Introduction

This slide presentation contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors.

Actual results could differ materially from those suggested by these forward-looking statements.  Further information on potential factors that could affect the Company’s financial results is included in the Company’s
Form 10-K for the year ended December 31, 2008, and subsequent SEC filings. The Company has no obligation to provide any updates to these forward-looking statements even if its expectations change.

3/31/2008	3/31/2009	+/(-)
Revenue	$ 1,103.2	$ 1,155.7	4.8%
Operating Income	$ 241.1	$ 240.4	-0.3%
Operating Income Margin	21.9%	20.8%	(110) bp
Diluted EPS	$ 1.14	$ 1.22	7.0%
Operating Cash Flow	$ 176.5	$ 208.9	18.4%
Less: Capital Expenditures	$ 37.9	$ 30.7	-19.0%
Free Cash Flow	$ 138.6	$ 178.2	28.6%

LabCorp
Laboratory Corporation of America

First Quarter Results
(In millions, except per share data)

$1,000
$800
$600
$400
$200
$-
$ Millions
$538
$443
$574
$481
$632
$516
$710
$567
$781
$624
$813
$664
2004
2005
2006
2007
2008
TTM
Operating Cash Flow
Free Cash Flow

LabCorp
Laboratory Corporation of America

Cash Flow Trend

10% OCF CAGR

2004-2008

Client, 27.6%
Managed Care
Fee for Service,
40.8%
Patient, 7.6%
Managed Care
Capitated, 4.1%
Medicare and
Medicaid, 20.0%

LabCorp
Laboratory Corporation of America

Revenue by Payer- US
2009 Q1
(In millions)

All Genomic, 15.7%
Other Esoteric, 12.7%
Histology, 6.7%
Core, 64.9%

LabCorp
Laboratory Corporation of America

Revenue by Business Area - US
2009 Q1
(In millions)

YTD Q1-2007				YTD Q1-2008				YTD Q1-2009			
	Revenue				Revenue				Revenue			
	$'s	%	Accns	PPA	$'s	%	Accns	PPA	$'s	%	Accns	PPA
Client	$ 254.4	25%	8.425	$ 30.19	$ 285.4	27%	8.638	$ 33.04	$ 303.3	28%	8.918	$ 34.01
Patient	97.0	10%	0.612	$ 158.46	97.9	9%	0.590	$ 165.98	83.7	8%	0.531	$ 157.57
Third Party (Medicare/Medicaid)	184.8	19%	4.566	$ 40.47	198.8	19%	4.728	$ 42.05	220.3	20%	4.983	$ 44.21
Managed Care:												
- Capitated	44.0	4%	3.827	$ 11.50	42.4	4%	3.691	$ 11.49	44.6	4%	3.665	$ 12.16
- Fee for service	418.5	42%	9.138	$ 45.80	414.6	40%	9.339	$ 44.39	448.3	41%	9.584	$ 46.78
Total Managed Care	462.5	46%	12.965	$ 35.67	457.0	44%	13.030	$ 35.07	492.9	45%	13.249	$ 37.20
LabCorp Total - US	$ 998.7	100%	26.568	$ 37.59	$ 1,039.1	100%	26.986	$ 38.51	$ 1,100.1	100%	27.681	$ 39.74
LabCorp Total - Canada	$ -	-	-	-	$ 64.1	-	1.835	$ 34.90	$ 55.6	-	2.269	$ 24.50
LabCorp Total	$ 998.7		26.568	$ 37.59	$ 1,103.2		28.821	$ 38.28	$ 1,155.7		29.950	$ 38.59

LabCorp
Laboratory Corporation of America

Revenue by Payer
(in millions, except PPA)

YTD Q1-2007				YTD Q1-2008				YTD Q1-2009			
	Revenue				Revenue				Revenue			
	$'s	%	Accns	PPA	$'s	%	Accns	PPA	$'s	%	Accns	PPA
All Genomic	$ 150.8	15%	2.091	$ 72.15	$ 156.4	15%	2.144	$ 72.94	$ 172.4	16%	2.250	$ 76.64
Other Esoteric	109.3	11%	2.639	41.44	118.1	11%	2.881	40.98	140.2	13%	3.303	42.44
Histology	79.9	8%	0.668	119.63	79.2	8%	0.629	125.99	73.5	7%	0.609	120.69
All Genomic / Esoteric	340.1	34%	5.398	63.02	353.7	34%	5.654	62.55	386.1	35%	6.162	62.67
Core	658.5	66%	21.170	31.11	685.5	66%	21.332	32.13	714.0	65%	21.520	33.18
LabCorp Total - US	$ 998.7	100%	26.568	$ 37.59	$ 1,039.1	100%	26.986	$ 38.51	$ 1,100.1	100%	27.681	$ 39.74
LabCorp Total - Canada	$ -	-	-	-	$ 64.1	-	1.835	$ 34.90	$ 55.6	-	2.269	$ 24.50
LabCorp Total	$ 998.7	100%	26.568	$ 37.59	$ 1,103.2		28.821	$ 38.28	$ 1,155.7		29.950	$ 38.59

LabCorp
Laboratory Corporation of America

Revenue by Business Area
(in millions, except PPA)

•
•
•
•

LabCorp
Laboratory Corporation of America

Financial Guidance - 2009

          Excluding the impact of restructuring and other special
charges and share repurchase activity after December 31,
2008, guidance for 2009 is:

  Revenue growth:

2-4%

  Diluted earnings per share:

$4.75 to $4.95

  Operating cash flow of approximately(1):

$800 million

  Capital expenditures of approximately:

$130 million

          (1) Operating cash flow guidance excludes any transition payments to UnitedHealthcare and includes a $54.8 million reduction due to required contributions to the Company’s defined benefit retirement plan.

Laboratory Corporation of America
Other Financial Information
March 31, 2009
($ in million's)

		Q1 09
Depreciation	$	31.8
Amortization	$	15.1
Capital expenditures	$	30.7
Cash flows from operations	$	208.9
Bad debt as a percentage of sales		5.32%
Effective interest rate on debt:		
Zero coupon-subordinated notes		2.00%
5 1/2% Senior Notes		5.38%
5 5/8% Senior Notes		5.75%
Term loan		3.67%
Revolving credit facility (weighted average)		0.97%
Days sales outstanding		52
UnitedHeathcare transition payments - Billed	$	5.5
UnitedHeathcare transition payments - Paid	$	5.5

LabCorp
Laboratory Corporation of America

Supplemental Financial
Information